Exhibit 99.2

Endo Names Blaise Coleman President and Chief Executive Officer
Mark Bradley Named Executive Vice President and Chief Financial Officer

DUBLIN, February 19, 2020 -- Endo International plc (NASDAQ: ENDP) today announced that Blaise Coleman, who has served as the Company’s Executive Vice President and Chief Financial Officer since 2016, will succeed Paul Campanelli as President and Chief Executive Officer and will become a member of the Board of Directors effective March 6, 2020. Mr. Campanelli will continue to serve as Chairman of the Board. This appointment will complete the Chief Executive Officer succession plan that Endo announced in November 2019.
As a critical member of the executive leadership team, Mr. Coleman has successfully executed multiple, enterprise-wide strategic initiatives during Endo’s multi-year transformation resulting in enhanced capabilities, operating simplification, and margin improvements.
“Blaise is uniquely qualified to lead Endo’s continued transformation. In addition to his comprehensive financial background, Blaise has a successful track record of building high-performing teams and delivering strong results,” said Paul Campanelli, Endo’s Chairman, President and Chief Executive Officer. “His proven business leadership, extensive pharmaceutical expertise and deep understanding of the issues facing the industry make him the ideal leader to leverage the Company’s strong operating performance to drive future growth.”
“I am honored to build on Paul’s legacy and excited to lead Endo in its next phase. I believe Endo has significant opportunities to create shareholder value and become the Company we aspire to be over the long term,” said Mr. Coleman. “I would like to thank Paul and the Board for the opportunity to serve Endo’s team members, patients and shareholders.”
Mr. Coleman has more than 20 years of pharmaceutical industry experience. Prior to joining Endo in 2015, he held a number of leadership roles of increasing responsibility with AstraZeneca and Johnson & Johnson. He began his career at PricewaterhouseCoopers, LLP upon graduation from Widener University with a Bachelor of Science degree in accounting. He also holds a Master of Business Administration from the Fuqua School of Business at Duke University.

Additionally, Mark Bradley will succeed Blaise Coleman as Executive Vice President and Chief Financial Officer. Mr. Bradley is currently Endo’s Senior Vice President, Corporate Development & Treasurer.
“Mark has over 25 years of broad financial and corporate development experience. His proven ability to successfully lead strategic initiatives and drive business value, while focusing on optimizing liquidity and capital structure will play a critical role in Endo’s future success,” said Mr. Coleman.
“I look forward to continuing to work with Blaise and the rest of the team to achieve Endo’s strategic and business objectives,” said Mr. Bradley.
Since joining Endo in 2007, Mr. Bradley has held several financial and strategic development leadership positions. Prior to joining Endo, he served as a management consultant, most recently with Deloitte Consulting, and started his career at Ernst & Young LLP. Mr. Bradley, a Certified Public Accountant, holds a Bachelor of Science degree in Accounting from Saint Joseph's University and a Master of Business Administration from The University of Texas at Austin.
Separately, Endo announced today that Mark G. Barberio was appointed to the Board of Directors.
About Endo International plc
Endo International plc (NASDAQ: ENDP) is a highly focused generics and specialty branded pharmaceuticals company delivering quality medicines to patients in need through excellence in development, manufacturing and commercialization. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the relevant Canadian securities legislation, including, but not limited to, the statements by Messrs. Campanelli, Coleman and Bradley and other statements regarding leadership changes, implementation of related plans and their impact on the Company’s performance and growth. Statements including words such as "believes," "expects," "anticipates," "intends," "estimates," "plan," "will," "may," "look forward," "intend," "guidance," "future" or similar expressions are forward-looking statements. Because these statements reflect Endo's current views, expectations and beliefs concerning future events, they involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval, including under the caption "Risk Factors" in Endo's Form 10-K, Form 10-Q and Form 8-K filings, and as otherwise enumerated herein or therein, could affect Endo's future results and could cause Endo's actual results to differ materially from those expressed in forward-looking statements contained in this communication. The forward-looking statements in this press release are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

Media: Heather Zoumas-Lubeski, (484) 216-6829; media.relations@endo.com
Investors: Pravesh Khandelwal, (845) 364-4833; relations.investor@endo.com